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                          AMENDMENT TO EMPLOYMENT AGREEMENT

    THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into this 31st day of January, 1996, by and between Ticketmaster Corporation, an Illinois corporation ("Ticketmaster") and Marc Bension, an individual ("Executive:), with reference to the following facts:

    WHEREAS, Ticketmaster and Executive entered into that certain Employment Agreement dated as of February 1, 1994.

    WHEREAS, Ticketmaster and Executive hereby desire to amend the Employment Agreement in the manner set forth herein.

    NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the parties hereby agree as follows:

    1. DEFINED TERM(S). All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.

    2.   MODIFICATION OF TERMS.

    (a) Section 4 of the Employment Agreement is hereby deleted in its entirety and replaced with the following provision:

    "4. POSITION AND DUTIES. Executive shall serve as the Executive Vice President of the Company. Subject to the authority of the Board of Directors and the Chief Executive Officer of the Company, the Executive shall have such powers and duties as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer of the Company. Executive agrees to serve without further compensation, if elected or appointed thereto, as an officer or a director of any of the Company's subsidiaries and affiliates. During Executive's employment by the Company, he will be entitled to indemnification as an officer of the Company (and, if so elected, as an officer or director of any of the Company's subsidiaries or affiliates) in the manner provided by the Illinois Business Corporation Act of 1983, as amended, and the Company's Articles of Incorporation and By-Laws, as amended."

    (b) The sixth line of the second paragraph of Section 6 (a) of the Employment Agreement is hereby modified by deleting the words "and Chief Operating Officer" from said provision.

    3. CONFLICTING TERMS. In the event a conflict arises between this Amendment and the terms and conditions of the Employment Agreement, then the terms and conditions of this Amendment shall control.

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

TICKETMASTER CORPORATION
an Illinois corporation

By: /s/ Fredric D Rosen                /s/ Marc Bension
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Title: President                       Marc Bension, an individual
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